SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report
 (Date of earliest event reported) January 10, 1995


            FORD CREDIT AUTO LOAN MASTER TRUST,
          SERIES 1992-1, 1992-2, 1992-3 AND 1994-1

Delaware                 0-21686                     38-2973806
- --------     --------------------------------        ----------
State of        (Commission File Number)            IRS Employer
other juris-                                         I.D. Number
diction of
incorporation


     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

The American Road, Dearborn, Michigan            48121
- -------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The monthly distribution of principal and interest to Certificateholders relating to the Ford Credit Auto Loan Master Trust, Series 1992-1, 1992-2, 1992-3 and 1994-1 is contained in the Monthly Report for the Collection Period ended December 31, 1994, provided to Chemical Bank, as trustee, and to the Certificateholders. Such Monthly Report is attached hereto as
Exhibit 19 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                             EXHIBITS

DESIGNATION       DESCRIPTION               METHOD OF FILING
- -----------       -----------               ----------------

Exhibit 19     Report for the month ending  Filed with this
               December 31, 1994 provided   report.
               to Chemical Bank,
               as trustee under the
               Ford Credit Auto Loan Master
               Trust, Series 1992-1, 1992-2, 1992-3
               and 1994-1 to Certificateholders.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
                      Series 1992-1, 1992-2, 1992-3 and 1994-1
                                 (Registrant)


Date: January 10, 1995        By: /s/Richard P. Conrad
                                ---------------------
                                 Richard P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust






                             EXHIBIT INDEX

Designation                     Description
- -----------         -------------------------------------
Exhibit 19          Report for the month ending December 31,
                    1994, provided to Chemical Bank,
                    as trustee under the Ford Credit
                    Auto Loan Master Trust,
                    Series 1992-1, 1992-2, 1992-3
                    1994-1 and to Certificateholders.